Exhibit 10.02

GUARANTY

         THIS GUARANTY is made and entered into this 19th day of June, 2002 (the “Effective Date”), by RCN Corporation, a Delaware corporation and RCN Telecom Services of Massachusetts, Inc., a Massachusetts corporation (the “Guarantors”).

W I T N E S S E T H

         WHEREAS, the Guarantors are affiliates of RCN-BecoCom, LLC, a Massachusetts limited liability company (the “Obligor”); and

         WHEREAS, the Obligor is a party to that certain Second Amended and Restated Operating Agreement, of even date herewith (the “Operating Agreement”), whereby the Obligor shall be required to pay to NSTAR Communications, Inc., a Massachusetts corporation (“NSTARCOM”), as holder of any Class B Membership Interest, certain amounts as set forth in Section 5.1 of the Operating Agreement (the “Class B Payments”); and

         WHEREAS, the Guarantor acknowledges that NSTARCOM is relying on this Guaranty in entering into the Operating Agreement with the Obligor; and

         WHEREAS, it is in the best interest of the Guarantors to facilitate investment in Class B Membership Interests.

         NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantors do hereby covenant and agree with NSTARCOM as follows:

         1.     GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantors hereby guarantee the full and punctual payment of any Class B Payments, and the performance of all liabilities, agreements and other obligations of the Obligor to NSTARCOM pursuant to Sections 5.1 and 5.5(b) of the Operating Agreement, and upon liquidation of the Obligor shall guarantee the full and punctual payment of the Redemption Price, as such term is defined in the Operating Agreement (the “Obligations”). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations. Upon an Event of Default, and for so long as such Event of Default shall be uncured and continuing, the obligations of the Guarantors hereunder shall become immediately due and payable to NSTARCOM, without demand or notice of any nature, all of which are expressly waived by the Guarantors. Payments by the Guarantors hereunder may be required by NSTARCOM on any number of occasions. For purposes hereof, the Obligations shall be due and payable when and as the same shall be due and payable under the terms thereof notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under Title 11 of the United States Code, as from time to time in effect, or other applicable law.

         2.     WAIVERS BY GUARANTORS. The Guarantors agree that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of NSTARCOM with respect thereto. The Guarantors agree that the Guarantors’ obligations under this Guaranty shall be absolute and unconditional and shall remain in full force and effect until the Obligations shall have been paid in full. The Guarantors represent that it has discussed with its counsel the various defenses that may be available to a guarantor or surety under law, and, to the fullest extent permitted by law, the Guarantors waive each and every defense (other than payment) which may be available to it in respect of its obligations under this Guaranty and covenants that this Guaranty will not be discharged except by complete payment and performance of the Obligations as provided above. Without limiting the foregoing, the Guarantors waive presentment, demand, protest, notice of acceptance, notice of obligations incurred and all other notices and demands of any kind, all defenses which may be available by virtue of any stay, moratorium law or other similar law now or hereafter in effect, any requirement to proceed first against the Obligor, any right to require the marshaling of assets of the Obligor, and all suretyship defenses generally and any defenses in the nature thereof. Without limiting the generality of the foregoing, the Guarantors agree to the provisions of any agreement evidencing, or otherwise executed in connection with, any Obligation and agrees that the obligations of the Guarantors hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of NSTARCOM to assert any claim or demand or to enforce any right or remedy against the Obligor; (ii) any extensions or renewals of any Obligation; or (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, or otherwise executed in connection with, any Obligation. The Guarantors acknowledge and agree that it has made such investigation as it deems desirable of the risks undertaken in entering into this Guaranty and hereby waives any obligation on your part to inform it of such risks or changes therein or of matters affecting the business, operations, or condition, financial or otherwise, of the Obligor.

         3.     UNENFORCEABILITY OF OBLIGATIONS AGAINST OBLIGOR. If for any reason the Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Obligor by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantors to the same extent as if the Guarantors at all times had been the principal obligor on all such Obligations.

         4.     REINSTATEMENT OF OBLIGATIONS; NO SUBROGATION. If NSTARCOM is required by any court or otherwise to return to the Obligor or the Guarantor (or any representative of the Obligor or the Guarantors), any amount of the Obligations, then the Guarantors’ obligations hereunder in respect of the pertinent

Obligations, to the extent theretofore discharged, shall be reinstated. The Guarantors hereby agree that it shall not be entitled to any right of subrogation in relation to the Obligor in respect of any of the Obligations until payment in full of the Obligations.

         5.     ASSIGNMENT; SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by NSTARCOM and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Guarantors may assign or otherwise transfer the Guaranty, to any other person or entity, and such other person or entity shall thereupon become liable for full and punctual payment and performance of the Obligations to the extent set forth herein. Notwithstanding the foregoing, no assignment by the Guarantors shall release the Guarantors of its obligations hereunder.

         6.     AMENDMENT AND WAIVERS. The Guarantors acknowledges that NSTARCOM is relying on the Guaranty in entering into the Operating Agreement with the Obligor and that this Guaranty may not be revoked in whole or in part. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantors therefrom shall be effective unless the same shall be in writing and signed by NSTARCOM. No failure on the part of NSTARCOM to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         7.     ENFORCEMENT OF GUARANTY. If the Guarantors shall fail to pay or perform its obligations under this Guaranty when and as such obligations are required to be paid or performed hereunder, the Guarantors will pay, on demand, all costs and expenses incurred by NSTARCOM in enforcing this Guaranty, including reasonable attorney’s fees.

         8.     NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back or other confirmation of transmittal received, addressed as follows: if to the Guarantors, at the address set forth beneath its signature hereto, and if to NSTARCOM, to 800 Boylston Street, Boston, Massachusetts, 02199, Fax: (617) 424-2733.

         9. CONSENT TO JURISDICTION. The Guarantors agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantors by mail at the address specified herein. The Guarantors hereby waive any objection that it may now or hereafter have to the venue of any such suit or any such court or based on such suit having been brought in an inconvenient court.

         10.     GOVERNING LAW. All rights, duties and remedies of the parties hereto shall be governed as to interpretation, validity, effect and enforcement, and in all other respects, by the law of the Commonwealth of Massachusetts.

         11.     MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined. Any capitalized terms used herein which are not specifically defined shall have the meanings ascribed to them in the Operating Agreement unless provided to the contrary herein.

         IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be executed under seal and delivered by its duly authorized officer as of the Effective Date.

RCN CORPORATION

By: /s/ Timothy J. Stoklosa Title: Executive Vice President

RCN TELECOM SERVICES OF MASSACHUSETTS, INC.

By: /s/ Timothy J. Stoklosa Title: Executive Vice President

ADDRESS:

RCN Corporation
105 Carnegie Center
Princeton, NJ 08540
Attn: General Counsel

4